                         NOTICE OF GUARANTEED DELIVERY

                                    FOR THE
                               OFFER TO EXCHANGE
                SHARES OF COMMON STOCK, PAR VALUE $.01 PER SHARE
                                ("COMMON STOCK")

                                      FOR

                  SHARES OF 6% SERIES C CONVERTIBLE REDEEMABLE
                  PREFERRED STOCK DUE 2006 ("PREFERRED STOCK")

                       PURSUANT TO THE OFFER TO EXCHANGE
                            DATED FEBRUARY 22, 2001

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

     THE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME ON MARCH 22, 2001, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE"). HOLDERS OF PREFERRED STOCK (AS DEFINED BELOW) MUST VALIDLY TENDER THEIR PREFERRED STOCK ON OR PRIOR TO THE EXPIRATION DATE IN ORDER FOR THEIR PREFERRED STOCK TO BE EXCHANGED PURSUANT TO THIS OFFER. TENDERED PREFERRED STOCK MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                 The Exchange Agent for the exchange offer is:

                              THE BANK OF NEW YORK

          By Mail:               By Facsimile Transmission:     By Hand or Overnight Courier:
Tender & Exchange Department  (for eligible institutions only)  Tender & Exchange Department
         P.O. 11248                    (212) 815-6213                101 Barclay Street
   Church Street Station                                          Receive & Deliver Window
  New York, NY 10286-1248       For Confirmation Telephone:            (212) 815-6156
                                                                     New York, NY 10286
                                       (212) 815-6156

                The Information Agent for the exchange offer is:

                        [MacKenzie Partners, Inc. logo]
                                156 Fifth Avenue
                            New York, New York 10010
                         (212) 929-5500 (Call Collect)
                                       or
                         CALL TOLL-FREE (800) 322-2885

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF THIS NOTICE OF GUARANTEED DELIVERY VIA FACSIMILE TO A NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

Ladies and Gentlemen:

     The undersigned hereby tenders to Loral Space and Communications Ltd., a corporation of Bermuda, upon the terms and subject to the conditions set forth in the Offer to Exchange dated February 22, 2001 (as the same may be amended or supplemented from time to time, the "Offer to Exchange"), and the related Letter of Transmittal (which together constitute the "Offer"), receipt of which is hereby acknowledged, the aggregate number of shares of Preferred Stock set forth below pursuant to the guaranteed delivery procedures set forth in the Offer to Exchange under the caption "The Offer -- Guaranteed Delivery Procedures". All capitalized terms used herein but not defined shall have the meanings ascribed to them in the Offer to Exchange.

     The undersigned understands and acknowledges that the Offer will expire at 5:00 p.m., New York City time, on Thursday, March 22, 2001, unless extended by the Issuer. The term "Expiration Date" shall mean 5:00 p.m., New York City time, on Thursday, March 22, 2001, unless the Offer is extended as provided in the Offer to Exchange, in which case the term "Expiration Date" shall mean the latest date and time to which the Offer is extended.

X
--------------------------------------------------------------------------------

X
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          SIGNATURE(S) OF REGISTERED HOLDER(S) OR AUTHORIZED SIGNATORY

--------------------------------------------------------------------------------
   CAPACITY (FULL TITLE) IF SIGNING IN A FIDUCIARY OR REPRESENTATIVE CAPACITY

Date:
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--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                    NAME(S) AND ADDRESS, INCLUDING ZIP CODE

Area Code and Telephone
Number -------------------------------------------------------------------------

Taxpayer Identification or Social Security
No. ----------------------------------------------------------------------------

Aggregate Number of Shares of Preferred Stock
Tendered: ---------------------------------------------------------------------

Certificate Number(s) of Preferred Stock (if available): --------------------------------------------------------------------

Aggregate Number of Shares of Preferred Stock Represented by Certificate(s):

--------------------------------------------------------------------------------

          IF TENDERED PREFERRED STOCK WILL BE DELIVERED BY BOOK-ENTRY
         TRANSFER, PROVIDE THE DEPOSITARY TRUST COMPANY ("DTC") ACCOUNT
                    NO. AND TRANSACTION CODE (IF AVAILABLE):

Account No.:
--------------------------------------------------------------------------------

Transaction Code:
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

                             GUARANTEE OF DELIVERY

                   (NOT TO BE USED FOR SIGNATURE GUARANTEES)

The undersigned, a firm or other entity identified as an "eligible guarantor institution" within the meaning of Rule 17Ad-15 promulgated under the Securities Exchange Act of 1934, as amended, guarantees deposit with the Exchange Agent of a properly completed and executed Letter of Transmittal (or facsimile thereof), or an Agent's Message, as well as the certificate(s) representing all tendered shares of Preferred Stock in proper form for transfer, or confirmation of the book-entry transfer of such shares of Preferred Stock into the Exchange Agent's account at DTC as described in the Offer to Exchange under the caption "The Offer -- Guaranteed Delivery Procedures" and other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

Name of                                                   Authorized
Eligible Institution: -----------------------------       Signature: ---------------------------------------

Address: ------------------------------------------       Title: -------------------------------------------

                                                          Name: --------------------------------------------
---------------------------------------------------
              (INCLUDE ZIP CODE)                          (PLEASE TYPE OR PRINT)
Area Code and
Telephone Number: ---------------------------------        Dated: ------------------------------------, 2001

NOTE: DO NOT SEND PREFERRED STOCK WITH THIS NOTICE OF GUARANTEED DELIVERY. ACTUAL SURRENDER OF PREFERRED STOCK MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.